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                                                               April 1, 2000
 FUND PROFILE
T. ROWE PRICE
SpectrumGrowth Fund

 A broadly diversified fund seeking long-term capital appreciation and growth of income by investing in other T. Rowe Price funds.

TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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                                                                               1


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FUND PROFILE
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 What is the fund's objective?

   The fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.


 What is the fund's principal investment strategy?

   The fund can diversify its assets widely among nine T. Rowe Price funds: seven domestic equity funds, one international stock fund, and a money market fund. Within the ranges shown in the next table, managers decide how much of the fund's assets to allocate to each underlying fund based on their outlook for, and on the relative valuations of, the underlying funds and of the various markets in which they invest.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                                   Asset Allocation Ranges
  Fund                    Percent of assets     Fund                     Percent of assets
  Mid-Cap Value                         0-15%   Equity Income                       7.5-22.5%
  New Era                               0-15    Growth & Income                     7.5-22.5
  Blue Chip Growth                      5-20    International Stock                  10-25
  Growth Stock                          5-20    New Horizons                         10-25
  Summit Cash Reserves                  0-25
 ---------------------------------------------------------------------------------------------


   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   Because the fund invests in a broad array of investments, its overall performance could be affected by downturns in many different markets. As with all stock funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a particular underlying fund or the industries or companies in which they invest may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of the underlying funds held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market.
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FUND PROFILE
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   In addition to the general stock market risks assumed by all funds held in this portfolio, certain underlying holdings carry additional risks. The fund's investments in small companies, primarily through the New Horizons Fund, may experience greater price swings than its investments in funds holding larger stocks. To the extent the fund invests in foreign securities, primarily through the International Stock Fund, it is also subject to the risk that it may lose value due to declining foreign currencies or adverse political or economic events overseas.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you would like a one-stop approach to broad diversification and can accept the possibility of share price declines in an effort to achieve long-term capital appreciation and some current income, the fund could be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.
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                                                                               3


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FUND PROFILE
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 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
LOGO

                          Calendar Year Total Returns
          "91"   "92"  "93"   "94"  "95"   "96"   "97"   "98"   "99"
 ---------------------------------------------------------------------------
          29.87  7.24  20.98  1.40  29.96  20.53  17.40  13.62  21.20
 ---------------------------------------------------------------------------



          Quarter ended              Total return

 Best quarter                           12/31/98 18.61%

 Worst quarter                           9/30/90 -16.50%


 Table 1  Average Annual Total Returns
                                             Periods ended 3/31/00
                                                               Since inception
                                      1 year      5 years       (06/29/1990)
 -----------------------------------
  Spectrum Growth Fund                   27.34%       20.02%          15.48%

  S&P 500 Stock Index                    17.94        26.76           18.62
  Lipper Multi-Cap Core Fund Index       26.56        23.43           16.98
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



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.
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FUND PROFILE
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 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. While the fund itself imposes no fees or charges, it will indirectly bear its pro-rata share of the expenses of the underlying funds. The following table provides a range for the fund's average weighted expense ratio. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.

  Range of average weighted expense ratio as of 12/31/98  0.71% to 0.89%
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



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the following table uses the midpoint of the range to show the expenses you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $82         $255         $444           $990
 ----------------------------------------------------



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edmund M. Notzon manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1998. He has been managing investments since joining T. Rowe Price in 1989.

 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.
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FUND PROFILE
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 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                         F89-035
 T. Rowe Price Investment Services, Inc., Distributor
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